Exhibit 21.1

List of Subsidiaries

Subsidiary	Jurisdiction of Incorporation or Organization
TerraForm Power, LLC	Delaware

TerraForm Power Operating, LLC	Delaware

SunEdison Canada Yieldco, LLC	Delaware

SunEdison Canada YieldCo Lindsay, LLC	Delaware

Lindsay Solar Farm Inc.	Ontario

SunEdison Yieldco Chile HoldCo, LLC	Delaware

Amanecer Solar Holding SpA	Chile

Amanecer Solar SpA	Chile

SunEdison YieldCo ACQ1, LLC	Delaware

SunEdison YieldCo DG–VIII Holdings, LLC	Delaware

SunEdison PR DG, LLC	Delaware

SunE Solar VIII, LLC	Delaware

SunE WF CRS, LLC	Delaware

SunE Irvine Holdings, LLC	Delaware

SunE HB Holdings, LLC	Delaware

SunE Origination2, LLC	Delaware

SunE Solar VIII 2, LLC	Delaware

SunE GIL 1, LLC	Delaware

SunE GIL 2, LLC	Delaware

SunE GIL 3, LLC	Delaware

SunE Gresham WWTP, LLC	Delaware

SunE WF Bellingham, LLC	Delaware

SunE WF Framingham, LLC	Delaware

SunE KHL PSNJ, LLC	Delaware

SunE WF Dedham, LLC	Delaware

SunE DDR PSNJ, LLC	Delaware

SunE W-PR1, LLC	Puerto Rico

SunE WMT PR3, LLC	Puerto Rico

SunE Irvine, LLC	Delaware

SunE HB, LLC	Delaware

SunE OC PSNJ, LLC	Delaware

SunE GIL Holdings, LLC	Delaware

SunE KHL968 Orange, LLC	Delaware

SunE WF10217 West Hartford, LLC	Delaware

SunE KHL1004 Hillsboro, LLC	Delaware

SunEdison Yieldco UK HoldCo 3, LLC	Delaware

SunE Green HoldCo 3 Ltd	United Kingdom

SunSave 10 Ltd (Fareham)	United Kingdom

SunSave 15 Ltd (WestWood)	United Kingdom

SunSave 20 Ltd (Knowlton)	United Kingdom

Norrington Solar Farm Ltd	United Kingdom

SunEdison Yieldco UK HoldCo 4, LLC	Delaware

SunE Green Holdings Germany GmbH	Germany

SunE Green HoldCo 4 Ltd	United Kingdom

Sunsave 6 Manston Ltd (Manston)	United Kingdom

Boyton Solar Park Ltd (Langunnett)	United Kingdom

KS SPV 24 Ltd (West Farm)	United Kingdom

SunEdison Yieldco UK HoldCo 2, LLC	Delaware

SunE Green HoldCo 2 Ltd	United Kingdom

SunE Project 1 Ltd (Crucis Farm)	United Kingdom

AEE Renewables UK 31 Ltd (Says Court)	United Kingdom

SunEdison Yieldco DG Holdings, LLC	Delaware

SunE Solar Construction Holdings #2, LLC	Delaware

SunE Solar Construction #2, LLC	Delaware

SunE Hubbardston Solar LLC	Delaware

SunE Solar Berlin I, LLC	Delaware

BWC Origination 12, LLC	Delaware

BWC Origination 2, LLC	Delaware

SunEdison Yieldco Origination Holdings, LLC	Delaware

SunEdison DG14 Holdings, LLC	Delaware

SunE Solar Mattapoisett I, LLC	Delaware

Tioga Solar La Paz, LLC	Delaware

SunEdison JJ Gurabo, LLC	Puerto Rico

SunE RBPC1, LLC	Delaware

SunE RBPC6, LLC	Delaware

SunE RBPC7, LLC	Delaware

SunE CRF10, LLC	Delaware

SunE RBPC3, LLC	Delaware

SunE RBPC4, LLC	Delaware

SunE CREST 1, LLC	Delaware

SunE CREST 2, LLC	Delaware

SunE CREST 5, LLC	Delaware

SunE CREST 6, LLC	Delaware

SunE CREST 7, LLC	Delaware

SunE LPT1, LLC	Delaware

SunE Solar XV Holdco, LLC	Delaware

SunE Solar XV Lessor Parent, LLC	Delaware

SunE Solar XV Lessor, LLC	Delaware

SunE CRF8, LLC	Delaware

SunE CRF9, LLC	Delaware

SunE CRF12, LLC	Delaware

SunEdison Yieldco Nellis HoldCo, LLC	Delaware

NAFB LP Holdings, LLC	Delaware

MMA NAFB Power LLC	Delaware

Solar Star NAFB LLC	Delaware

SunEdison NC Utility, LLC	Delaware

SunEdison NC Utility 2, LLC	Delaware

Bearpond Solar Center, LLC	Delaware

Dessie Solar Center, LLC	Delaware

SunE Dessie Managing Member, LLC	Delaware

SunE Dessie Equity Holdings, LLC	Delaware

SunE NC Lessee Managing Member, LLC	Delaware

SunE NC Lessee Holdings, LLC	Delaware

SunE Bearpond Lessee, LLC	Delaware

SunE Shankle Lessee, LLC	Delaware

SunE Graham Lessee, LLC	Delaware

SunE Bearpond Lessor Managing Member, LLC	Delaware

SunE Graham Lessor Managing Member, LLC	Delaware

SunE Shankle Lessor Managing Member, LLC	Delaware

SunE Bearpond Lessor Holdings, LLC	Delaware

SunE Graham Lessor Holdings, LLC	Delaware

SunE Shankle Lessor Holdings, LLC	Delaware

Shankle Solar Center, LLC	Delaware

Graham Solar Center, LLC	Delaware

SunEdison YieldCo Regulus Holdings, LLC	Delaware

SunE Regulus Managing Member, LLC	Delaware

SunE Regulus Equity Holdings, LLC	Delaware

SunE Regulus Dev, LLC	Delaware

SunE Regulus Holdings II, LLC	Delaware

SunE Regulus Holdings, LLC	Delaware

Regulus Solar LLC	Delaware

SunEdison YieldCo ACQ5, LLC	Delaware

SunEdison Marsh Hill, LLC	Delaware

2413465 Ontario, Inc.	Ontario

Marsh Hill III LP	Ontario

SunEdison YieldCo ACQ6, LLC	Delaware

TerraForm Power Solar X Holdings, LLC	Delaware

SunE Solar X, LLC	Delaware

SunE J10 Holdings, LLC	Delaware

SE Solar Trust X	Delaware

SunEdison YieldCo ACQ7, LLC	Delaware

MA Operating Holdings, LLC	Delaware

Fall River Commerce Solar Holdings, LLC	Delaware

Fall River Innovation Solar Holdings, LLC	Delaware

South Street Solar Holdings, LLC	Delaware

Uxbridge Solar Holdings, LLC	Delaware

SunEdison YieldCo ACQ8, LLC	Delaware

SunEdison DG Operating Holdings-2, LLC	Delaware

SunEdison Yieldco, DGS Holdings, LLC	Delaware

SunE DGS Owner Holdco, LLC	Delaware

SunE Corcoran SP Owner, LLC	Delaware

SunE Solano SP Owner, LLC	Delaware

SunE Wasco SP Owner, LLC	Delaware

SunE Coalinga SH Owner, LLC	Delaware

SunE Pleasant Valley SP Owner, LLC	Delaware

SunEdison Yieldco, Enfinity Holdings, LLC	Delaware

Enfinity SPV Holdings 2, LLC	Delaware

Enfinity Holdings WF, LLC	Delaware

Enfinity NorCal 1 FAA, LLC	California

Enfinity Colorado DHA 1, LLC	Colorado

Enfinity Arizona 2 Camp Verde USD, LLC	Arizona

Enfinity Arizona 3 Winslow USD. LLC	Arizona

Enfinity BNB Napoleon Solar, LLC	Delaware

Enfinity CentralVal 5 LUESD, LLC	California

Treasure Valley Solar, LLC	Delaware

Belchertown Solar, LLC	Delaware

SunEdison YieldCo ACQ2, LLC	Delaware

CALRENEW-1 LLC	Delaware

SunEdison YieldCo ACQ3, LLC	Delaware

SunE Alamosa1 Holdings, LLC	Delaware

SunE Alamosa1, LLC	Delaware

OL’s SunE Alamosa1 Trust	Delaware

SunEdison YieldCo ACQ9, LLC	Delaware

Atwell Island Holdings, LLC	Delaware

SPS Atwell Island LLC	Delaware

SunEdison YieldCo ACQ4, LLC	Delaware

Yieldco SunEY US Holdco, LLC	Delaware

Nautilus Solar Silvermine, LLC	Delaware

Nautilus Solar I, LLC	Delaware

Nautilus Solar Funding II, LLC	Delaware

Nautilus Solar Power I, LLC	Delaware

Nautilus Solar Ocean City Two, LLC	Delaware

Nautilus Solar Funding IV, LLC	Delaware

Green Cove Management, LLC	Delaware

Nautilus Solar WPU, LLC	Delaware

Nautilus Solar Lindenwold BOE, LLC	Delaware

Nautilus Solar SWBOE, LLC	Delaware

Nautilus Solar Solomon Schechter, LLC	Delaware

Nautilus Solar Dev Co, LLC	Delaware

Nautilus Solar Power III, LLC	Delaware

Nautilus Solar Power II, LLC	Delaware

Nautilus Solar Medford BOE, LLC	Delaware

Nautilus Solar Medford Lakes, LLC	Delaware

Nautilus Solar Wayne BOE, LLC	Delaware

Nautilus Solar Hazlet BOE, LLC	Delaware

Nautilus Solar Talbot County, LLC	Delaware

Nautilus Solar Frederick BOE, LLC	Delaware

Nautilus Sequoia I, LLC	Delaware

Solar PPA Partnership One, LLC	Delaware

Waldo Solar Energy Park of Gainesville, LLC	Delaware

Nautilus Solar Cresskill BOE, LLC	Delaware

Nautilus Solar KMBS, LLC	Delaware

Nautilus Solar St. Joseph’s LLC	Delaware

Nautilus Solar Liberty, LLC	Delaware

Nautilus Solar Ocean City One, LLC	Delaware

SS San Antonio West, LLC	Delaware

Nautilus Solar Gibbstown, LLC	Delaware

TerraForm Power IVS I Holdings, LLC	Delaware

TerraForm Power IVS I Holdings II, LLC	Delaware

IVS I Services, LLC	Delaware

Imperial Valley Solar 1 Holdings II, LLC	Delaware

Imperial Valley Solar 1 Holdings, LLC	Delaware

Imperial Valley Solar 1 Intermediate Holdings, LLC	Delaware

Imperial Valley Solar 1, LLC	Delaware

TerraForm LPT ACQ Holdings, LLC	Delaware

TerraForm 2014 LPT II ACQ Holdings, LLC	Delaware

SunE Solar XVI Manager, LLC	Delaware

SunE Solar XVI Holdings, LLC	Delaware

SunE Solar XVI Lessor, LLC	Delaware

TerraForm Solar Holdings, LLC	Delaware

TerraForm Hudson Energy Solar, LLC	Delaware

Hudson USB ITC Managing Member, LLC	Delaware

Hudson USB ITC Managing Member 2, LLC	Delaware

Hudson Solar Macy, LLC	Delaware

Hudson USB ITC Tenant, LLC	Delaware

Hudson USB ITC Owner, LLC	Delaware

Hudson USB ITC 2 Owner, LLC	Delaware

Hudson Solar Project 1, LLC	Delaware

Hudson Solar Project 2, LLC	Delaware

Hudson Solar Project 3, LLC	Delaware

TerraForm CD ACQ Holdings, LLC	Delaware

TerraForm CD Intermediate Holdings, LLC	Delaware

TerraForm CD Holdings, LLC	Delaware

TerraForm CD Holdings GP, LLC	Delaware

TerraForm CD Holdings Corporation	Delaware

CD US Solar Holdings 1, Inc.	Delaware

CD US Solar Holdings 2, Inc.	Delaware

CD US Solar Holdings 4, Inc.	Delaware

CD US Solar Holdings 5, Inc.	Delaware

CD US Solar Holdings 3, Inc.	Delaware

Capital Dynamics US Solar AIV - C, L.P.	Delaware

Capital Dynamics US Solar AIV - A, L.P.	Delaware

Capital Dynamics US Solar AIV - B, L.P.	Delaware

Capital Dynamics US Solar AIV - G, L.P.	Delaware

Capital Dynamics US Solar AIV - D, L.P.	Delaware

Capital Dynamics US Solar AIV - E, L.P.	Delaware

Capital Dynamics US Solar CA 2, LLC	Delaware

Cami Solar, LLC	Delaware

Capital Dynamics US Solar PA 1, LLC	Delaware

BASD Solar, LLC	Delaware

CIT Solar, LLC	Delaware

Colonial Solar, LLC	Delaware

Laureldale Solar, LLC	Delaware

BASD Buchanan Solar, LLC	Delaware

BASD East Hills Solar, LLC	Delaware

BASD Farmersville Solar, LLC	Delaware

BASD Freedom I, LLC	Delaware

BASD Spring Garden Solar, LLC	Delaware

CD US Solar MA 1, LLC	Delaware

CD US Solar Sponsor 2, LLC	Delaware

CD US Solar Marketing 2, LLC	Delaware

CD US Solar PO 2, LLC	Delaware

CD US Solar Sponsor, LLC	Delaware

CD US Solar Developer, LLC	Delaware

CD US Solar Marketing, LLC	Delaware

CD US Solar PO 1, LLC	Delaware

CD US Solar PO 3, LLC	Delaware

TerraForm UK1 ACQ Holdings, LLC	Delaware

TerraForm UK 1 Intermediate Holdings, LLC	Delaware

SunE Green HoldCo5 Limited (UK)	England & Wales

MSP Fairwinds Ltd. (UK)	England & Wales

Sunsave 14 (Fenton) Ltd. (UK)	England & Wales

TerraForm REC ACQ Holdings, LLC	Delaware

TerraForm REC Holdings, LLC	Delaware

TerraForm REC Operating, LLC	Delaware

TerraForm Solar XVII ACQ Holdings, LLC	Delaware

TerraForm Solar XVII Manager, LLC	Delaware

TerraForm Solar XVII, LLC	Delaware

SunEdison Yieldco ACQ10, LLC	Delaware